UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2019

BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-34089	20-8444387
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey 07024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 944-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	BKJ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On August 15, 2019, Bancorp of New Jersey, Inc, a New Jersey corporation. (the “Company”) and ConnectOne Bancorp, Inc., a New Jersey corporation (“CNOB” or “ConnectOne”), entered into an Agreement and Plan of Merger  (the “Merger Agreement”), pursuant to which the Company will merge with and into ConnectOne (the “Merger”). The Merger Agreement was approved by the Boards of Directors of each of the Company and CNOB. Following the Merger, the Company’s wholly owned bank subsidiary, Bank of New Jersey, will merge with and into CNOB’s wholly owned bank subsidiary, ConnectOne Bank, with the ConnectOne Bank as the surviving bank (the “Bank Merger” and, together with the Merger, collectively referred to as the “Transaction”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the Company’s shareholders will have the right to receive for each share of the Company’s common stock, no par value, at their election, either (i) $16.25 in cash or (ii) 0.78 shares of CNOB’s common stock, without par value (“CNOB Common Stock”) (the “Merger Consideration”). The Company’s shareholders will have the right to elect all stock consideration, all cash consideration or a combination thereof, subject to required proration such that, in the aggregate, 80% of the Company’s shares are exchanged for stock consideration and 20% are exchanged for cash consideration.

At the Effective Time, the in-the-money portion of the Company’s stock options will be cashed out. At the Effective Time, the Company restricted stock awards will fully vest (with any performance-based vesting condition deemed satisfied) and shall be cancelled and converted automatically into the right to receive Merger Consideration, with the same election right as the Company’s stockholders, subject to proration.

Immediately after consummation of the Transaction, the directors of  ConnectOne and ConnectOne Bank will consist of the existing directors on the Boards of ConnectOne and ConnectOne Bank, and one individual to be selected prior to the Effective Time who is currently serving on the Company’s Board of Directors shall be appointed to the Boards of ConnectOne and ConnectOne Bank. The officers of ConnectOne and ConnectOne Bank following consummation of the merger shall consist of ConnectOne and ConnectOne Bank’s existing officers.

The Merger Agreement contains customary representations, warranties, and covenants of each party. Subject to certain exceptions, the Merger Agreement provides that the board of directors of each of the Company and ConnectOne will recommend the approval and adoption of the Merger Agreement by their respective shareholders. The Company has also agreed not to solicit acquisition proposals relating to alternative business combination transactions. In addition, the Company has agreed not to participate in discussions or negotiations or provide information in connection with any acquisition proposals for alternative business combination transactions unless certain conditions are satisfied.

Closing of the Merger is anticipated to be in the first quarter of 2020 and is subject to customary conditions, including, among others, approval of the Merger Agreement by each of the Company’s and ConnectOne’s shareholders, receipt of required regulatory approvals, effectiveness of the registration statement to be filed by ConnectOne, and approval for listing on NASDAQ with respect to the CNOB Common Stock to be issued in the Merger.

The Merger Agreement provides certain termination rights for each party and further provides that, in the event the Merger Agreement is terminated under certain circumstances in connection with a competing acquisition transaction, the Company will be required to pay CNOB a termination fee equal to $4,500,000. In addition, if the Merger Agreement is terminated as a result of the failure of  CNOB  to obtain the requisite shareholder approval, CNOB will be required to reimburse the Company for its reasonable expenses up to maximum amount of $750,000.

In connection with the Merger Agreement, CNOB entered into voting agreements with the directors of the Company, in their capacities as shareholders (collectively, the “Voting Agreements”). Pursuant to the terms of the Voting Agreements, each director of the Company has agreed to vote the shares of the Company’s common stock he or she owns in favor of the Merger Agreement, subject to the exceptions set forth therein.

The foregoing summary of the Merger Agreement and the Voting Agreements in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement and the form of Voting Agreements, copies of which are attached hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference in their entirety. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Merger Agreement will not survive consummation of the Merger, unless otherwise specified therein, and were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto, their respective affiliates or their respective businesses.

Item 8.01                                           Other Event

On August, 15, 2019, the Company and CNOB issued a joint press release announcing the execution of the Merger Agreement, pursuant to which the Company will merge with and into CNOB, subject to the terms and conditions set forth therein. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 15, 2019, by and between Bancorp of New Jersey, Inc. and ConnectOne Bancorp, Inc.*
10.1	Form of Voting Agreement executed by all directors of Bancorp of New Jersey, Inc.
99.1	Press release dated August 16, 2019.

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  A copy of any omitted schedules will be supplemented to the SEC upon its request.

Important Information About the Merger

In connection with the proposed Merger with the Company, ConnectOne will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of ConnectOne’s common stock to be issued in connection with the Merger. The registration statement will include a joint proxy statement/prospectus of the Company and ConnectOne, which will be sent to the shareholders of the Company and ConnectOne seeking their approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT CONNECTONE, THE COMPANY, AND THE PROPOSED TRANSACTION.

A free copy of these documents, as well as other filings containing information about ConnectOne and Company, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from ConnectOne at the “Investor Relations” section of ConnectOne’s website at www.connectonebank.com or from the Company at the “Investor Relations” section of the Company’s website at www.bonj.net. Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, when available by directing a request to Bancorp of New Jersey, Inc., 1365 Palisade Ave, Fort Lee, New Jersey 07024, Attention: Corporate Secretary.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the Registration Statement that will be filed with the SEC or the Joint Proxy Statement/Prospectus.

Forward-Looking Statements

All non-historical statements in this Report (including without limitation statements regarding the pro forma effect of the proposed transaction, cost savings, anticipated expense, the accretive nature of the proposed transaction, revenue enhancement opportunities, anticipated capital ratios and capital, positioning, value creation, growth prospects and timing of the closing) constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and ConnectOne, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made.  Except to the extent required by applicable law or regulation, the Company and ConnectOne assume no duty to update forward-looking statements.

In addition to factors previously disclosed in the Company’s and ConnectOne’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by the shareholders of the Company and ConnectOne, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating Company business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the reaction to the transaction of the companies’ clients, customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Further information regarding the Company, ConnectOne and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC, and in ConnectOne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Proxy Solicitation

ConnectOne, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and ConnectOne in connection with the proposed Merger under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. Additional information about ConnectOne, and its directors and executive officers, may be found in the definitive proxy statement of ConnectOne relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by ConnectOne with the SEC. Additional information about the Company, and its directors and executive officers, may be found in the definitive proxy statement of the Company relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by the Company with the SEC. These documents can be obtained free of charge from the sources described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Dated: August 16, 2019	By:	/s/ Nancy E. Graves
Name: Nancy E. Graves Title: President and CEO